Supplement dated 12-23-11 to the current Statement of Additional Information (“SAI”) for
John Hancock California Tax-Free Income Fund,
a series of John Hancock California Tax-Free Income Fund
The following revision to the SAI becomes effective as of December 23, 2011.
In the “INVESTMENT POLICIES AND RISKS” section, the following is added:
Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restriction on borrowing applicable to the Fund. While such other funds may lend money to the Fund and other funds under this program, the Fund is subject to a fundamental investment restriction that prohibits the Fund from lending under the program. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
You should read this Supplement in conjunction with the SAI and retain it for future reference.

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